                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934

                Date of Report (Date of earliest event reported):
                               September 1, 1999


                           AMERICAN HOMEPATIENT, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                        0-19532                     62-1474680
   --------                        -------                     ----------------
   (State or other               (Commission                   (I.R.S. Employer
   jurisdiction of               File Number)                  Identification
   incorporation)                                              Number)


          5200 Maryland Way, Suite 400, Brentwood, Tennessee 37027-5018
          -------------------------------------------------------------
                    (Address of principal executive offices)



                                 (615) 221-8884
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
               --------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)
--------------------------------------------------------------------------------



                             Exhibit Index on Page 2
                                   Page 1 of 4

ITEM 5.       OTHER EVENTS.

         The Registrant reports that the Nasdaq National Market has de-listed the Registrant's common stock from the Nasdaq National Market System effective at the close of business on September 1, 1999. Beginning September 2, 1999, trading of the Registrant's common stock is being conducted on the Over-The-Counter Electronic Bulletin Board using the company's trading symbol, AHOM.

         The Registrant has issued two (2) press releases regarding these events, copies of which are attached as Exhibits 99.1 and 99.2 and incorporated herein by reference.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  AMERICAN HOMEPATIENT, INC.



                                  By: /s/ Marilyn O'Hara
                                     ------------------------------------------

                                  Name: Marilyn O'Hara
                                        ---------------------------------------

                                  Title: Chief Financial and Accounting Officer
                                         --------------------------------------

Date:    September 3, 1999



                                  EXHIBIT INDEX

Exhibit No.       Description                                            Page
-----------       -----------                                            ----
    99.1          Press Release dated July 28, 1999                        3

    99.2          Press Release dated August 12, 1999                      4






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